UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws of CDW Corporation (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (as amended, the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•	Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;

•

Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual or special meetings of stockholders, including, without limitation, as follows:

•

Addressing matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting);

•	Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders;

•

Clarifying that the number of nominees a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that stockholders are not entitled to make additional or substitute nominations following the expiration of the time periods for nominations;

•

Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within ten days following the date of any reasonable request therefor from the Board or any Board committee;

•	Modify the powers of the chair of stockholder meetings;

•	Provide that Board and Board committee special meetings may be held with less than 24 hours’ notice if the person(s) calling the meeting deem it necessary or appropriate under the circumstances;

•	Adopt a bylaw outlining Board procedures in the event of an emergency; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of CDW Corporation adopted on December 14, 2022.

104.0	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: December 19, 2022	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel & Corporate Secretary